LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT

                                 BY AND BETWEEN

                             CFC INTERNATIONAL, INC.
                             a Delaware corporation,


                                       and

                       LASALLE BANK NATIONAL ASSOCIATION,
                         a national banking association

                             -----------------------

                           ILLINOIS FINANCE AUTHORITY
                                   $2,000,000
                              VARIABLE RATE DEMAND
                INDUSTRIAL DEVELOPMENT REVENUE BONDS, SERIES 2004
                        (CFC INTERNATIONAL, INC. PROJECT)

                                ----------------

                            DATED AS OF JULY 1, 2004



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                                Table of Contents



ARTICLE I       DEFINITIONS.................................................1

         Section 1.01   Definitions.........................................1

         Section 1.02   Interpretation......................................6

         Section 1.03   Other Definitional Provisions.......................7

ARTICLE II      REIMBURSEMENT, FEES AND OTHER PAYMENTS; SECURITY............7

         Section 2.01   Reimbursement and Other Payments....................7

         Section 2.02   Security............................................10

         Section 2.03   Pledged Bonds; Borrower's Series 2004 Bonds.........10

         Section 2.04   Substitute Letter of Credit.........................11

         Section 2.05   Late Payments.......................................11

         Section 2.06   Computation of Interest and Fees....................12

ARTICLE III     AGREEMENT OF THE BANK; CONDITIONS PRECEDENT TO ISSUANCE OF THE
                LETTER OF CREDIT; DISBURSEMENT OF BOND PROCEEDS.............12

         Section 3.01   Agreement of the Bank...............................12

         Section 3.02   Conditions Precedent to Issuance of the
                        Letter of Credit....................................12

ARTICLE IV      OBLIGATIONS ABSOLUTE........................................14

         Section 4.01   Obligations of the Borrower.........................14

ARTICLE V       REPRESENTATIONS AND WARRANTIES..............................14

         Section 5.01   Representations, Covenants and Warranties of
                        the Borrower........................................14

         Section 5.02   Survival............................................17

ARTICLE VI      AFFIRMATIVE COVENANTS.......................................17

         Section 6.01   Affirmative Covenants of the Borrower...............17

         Section 6.02   Loan and Security Agreement Covenants...............17

         Section 6.03   Conduct of Business.................................18

         Section 6.04   Maintenance of Insurance............................18

         Section 6.05   Visitation Rights...................................18

         Section 6.06   Maintenance of Properties...........................18

         Section 6.07   Additional Acts Concerning Security.................18

         Section 6.08   Payment of Indebtedness.............................19

         Section 6.09   Performance of Obligations..........................19

         Section 6.10   Reports and Notices of Certain Events...............19

         Section 6.11   Completion of Project...............................19

ARTICLE VII     NEGATIVE COVENANTS..........................................19

         Section 7.01   Negative Covenants of the Borrower..................19

         Section 7.02   Amendment to Agreements.............................19

         Section 7.03   Conflicting Agreements..............................19

         Section 7.04   Liens and Encumbrances..............................20

         Section 7.05   Transactions with Subsidiaries and Affiliates.......20

         Section 7.06   Arbitrage...........................................20

         Section 7.07   Optional Redemption of Bonds........................20

         Section 7.08   Purchase of Bonds, Mandatory Redemption.............20

         Section 7.09   Conversion of the Bonds.............................20

ARTICLE VIII    EVENTS OF DEFAULT...........................................20

         Section 8.01   Events of Default...................................20

         Section 8.02   Remedies............................................21

         Section 8.03   No Waiver; Remedies Cumulative......................21

ARTICLE IX      MISCELLANEOUS...............................................22

         Section 9.01   Amendments..........................................22

         Section 9.02   Addresses for Notices...............................22

         Section 9.03   Right of Set-off....................................23

         Section 9.04   Indemnification.....................................23

         Section 9.05   Continuing Obligation...............................23

         Section 9.06   Transfer of Letter of Credit........................24

         Section 9.07   Liability of the Bank...............................24

         Section 9.08   Costs, Expenses and Taxes...........................24

         Section 9.09   Participation.......................................24

         Section 9.10   Severability........................................25

         Section 9.11   Governing Law; Jury Trial Waiver; Venue.............25

         Section 9.12   Headings............................................25

         Section 9.13   Counterparts........................................26

         Section 9.14   Entire Agreement....................................26

         Section 9.15   Terms of Other Agreements Not Superseded............26


                                      -ii-


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Exhibit A       Premises - Legal Description
Exhibit B       Prepayment Schedule
Exhibit C       Amended and Restated Loan and Security Agreement

Annex A         Form of Letter of Credit

Schedule 5.01(a) Jurisdictions of Qualification, Addresses and Change of Name

                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT


     THIS LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT, dated as of July 1, 2004, by and between CFC INTERNATIONAL, INC., a Delaware corporation (the "Borrower"), and LASALLE BANK NATIONAL ASSOCIATION (the "Bank").

     WHEREAS, the Illinois Finance Authority (the "Issuer") has issued $2,000,000 aggregate principal amount of its tax exempt Variable Rate Demand
Industrial Development Revenue Bonds, Series 2004 (CFC International, Inc. Project) (the "Series 2004 Bonds"), pursuant to an Indenture of Trust of even date herewith (as supplemented from time to time, the "Indenture"), from the Issuer to LaSalle Bank National Association, as trustee (the "Trustee"), and the Issuer loaned the proceeds from the sale of the Series 2004 Bonds to the Borrower pursuant to a Loan Agreement of even date herewith (the "Loan Agreement") by and between the Issuer and Borrower, in order to finance the costs of acquiring a manufacturing facility, including land and improvements, commonly known as 385 Joe Orr Road, Chicago, Illinois, to be used for the manufacture of printed plastic film products, and to finance the construction of improvements thereto (the "Project") and (2) pay costs of issuance of the Series 2004 Bonds; and

     WHEREAS, pursuant to the Indenture, the Borrower have requested that the Bank issue an irrevocable, transferable direct pay letter of credit as security for the Series 2004 Bonds, in the amount of $2,023,014.00, naming as beneficiary the Trustee, which letter of credit shall be in the form of Annex A hereto (such letter of credit is herein called the "Letter of Credit", which term shall include any substitute therefor or replacement thereof issued in accordance with the Indenture).

     NOW THEREFORE, in consideration of the premises and in order to induce the Bank to issue the Letter of Credit the Borrower and the Bank hereby agree as follows:

                                   ARTICLE I
                                   DEFINITIONS

     Section 1.01 Definitions. All capitalized words and terms used but not defined herein shall have the meanings assigned to such words and terms in the Loan Agreement and the Indenture. In addition, as used in this Reimbursement Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and the plural forms of the terms defined):

     "A Drawing" means a drawing upon the Letter of Credit made with respect to any payment of the portion of the Purchase Price corresponding to principal of the Series 2004 Bonds.

     "Affiliate" means any Person (i) which directly or indirectly controls, or is controlled by, or is under common control with the Borrower or a Subsidiary;
(ii) which directly or indirectly beneficially owns or holds five percent (5%) or more of any class of voting stock of the Borrower or any Subsidiary; or (iii) five percent (5%) or more of the voting stock of which is directly or indirectly beneficially owned or held by the Borrower or a Subsidiary.

     "B Drawing" means a drawing upon the Letter of Credit made with respect to principal of the Series 2004 Bonds, plus accrued interest, if any, thereon, which is due because of the maturity, acceleration or redemption thereof.

     "Bank" means LaSalle Bank National Association and its successors and assigns.

     "Bond Proceeds" means the original proceeds of the sale of the Series 2004 Bonds and investment earnings thereon held by the Trustee under the Indenture.

     "Bond Purchase Agreement" means the Bond Purchase Agreement dated August 25, 2004, by and among the Issuer, the Borrower and the Underwriter.

     "Borrower" means CFC International, Inc., a Delaware corporation.

     "Business Day" means any day which is not a Saturday, Sunday or legal holiday or a day on which banking institutions in the City of Chicago, Illinois, are authorized or required to close.

     "C Drawing" means a drawing upon the Letter of Credit made with respect to any payment of interest on the Series 2004 Bonds other than interest on Pledged Bonds or accrued interest which is due because of the maturity, acceleration or redemption of Series 2004 Bonds.

     "CFC 1996 Bonds Reimbursement Agreement" means that certain Reimbursement Agreement by and between the Borrower and the Bank dated as of June 1, 1996, as heretofore or hereafter amended, restated, supplemented or modified.

     "Capital Lease" means any lease of any tangible or intangible property (whether real, personal or mixed), however denoted, which is required by GAAP to be reflected as a liability on the face of the balance sheet of the lessee thereunder.

     "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor statute thereto.

     "Cost of Issuance" shall have the meaning assigned to that term in the Indenture.

     "Costs of the Project" means those costs and expenses which may be paid, or for which the Borrower may be reimbursed from Bond Proceeds under the Loan Agreement.

     "D Drawing" means a drawing upon the Letter of Credit made with respect to payment of the portion of the Purchase Price corresponding to interest on the Series 2004 Bonds.

     "Date of Issuance" means the date of issuance of the Letter of Credit.

     "Event of Default" has the meaning assigned to that term in Section 8.01 hereof.

     "GAAP" means generally accepted accounting principles in the United States as in effect from time to time.

     "Governmental Body" means the United States of America, the State of Illinois and any political subdivision thereof, and any agency, department, commission, board, bureau or instrumentality of any of them which exercises jurisdiction over the Premises, construction thereon, the use of improvements thereto or the availability of ingress or egress thereto or of gas, water, electricity, sewage or other utility facilities therefor.

     "Government   Regulations"  means  any  law,  ordinance,   order,  rule  or
regulation of a Governmental Body.

     "Indebtedness" means, with respect to any Person, all obligations and liabilities to any other Person (including without limitation, all debts, claims and indebtedness) whether primary, secondary, direct, contingent, fixed or otherwise, heretofore, now and/or from time to time hereafter owing, due or payable, however evidenced, created, incurred, acquired or owing and however arising, whether under written or oral agreement, by operation of law, or otherwise, except (i) rental installments not past due under leases which are not Capital Leases and (ii) claims which if sustained will be discharged by issuers of policies of insurance maintained by such Person. Indebtedness includes, without limiting the generality of the foregoing: (i) obligations or liabilities that are secured by any lien, claim, encumbrance or security interest upon property even though such Person has not assumed or become liable for the payment therefor; and (ii) obligations or liabilities created or arising under any lease of real or personal property, or conditional sale or other title retention agreement with respect to property used and/or acquired by such Person, even though the rights and remedies of the lessor, seller and/or lender thereunder are limited to repossession of such property.

     "Indemnity Agreement" means the Environmental Indemnity Agreement of even date from the Borrower in favor of the Bank covering the Project.

     "Indenture" has the meaning assigned to that term in the first recital paragraph hereof.

     "Issuer" has the meaning assigned to that term in the first recital paragraph hereof.

     "Letter of Credit" has the meaning assigned to that term in the second recital paragraph hereof.

     "Letter of Credit Fee" has the meaning assigned to that term in Section 2.01(c) hereof.

     "Lien" means, with respect to any asset, any mortgage, pledge, charge, hypothecation, judgment lien or similar legal process, title retention lien or other lien or security interest or encumbrance of any kind in respect of such asset. For the purposes of this Reimbursement Agreement, a Person shall be deemed to own, subject to a Lien, any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, Capital Lease or other title retention agreement relating to such asset.

     "Loan and Security Agreement" shall mean that certain Amended and Restated Loan and Security Agreement dated as of May 17, 2001 by and between the Borrower and the Bank, as heretofore or hereafter amended, restated, modified or supplemented, a copy of which (including all amendments thereto) is attached hereto as Exhibit C, and all instruments, documents and agreements executed in connection therewith.

     "Loan Agreement" has the meaning assigned to that term in the first recital paragraph hereof.

     "Mortgage" means (i) that certain Mortgage, Security Agreement and Fixture Filing and (ii) that certain Assignment of Leases and Rents, in each case dated even herewith and executed by the Borrower in favor of the Bank covering the Premises.

     "Note" means that certain promissory note issued pursuant to the Loan Agreement from the Borrower to the Issuer.

     "Obligations" means any and all obligations of the Borrower to reimburse the Bank for any drawings under the Letter of Credit, the fees relating to the Letter of Credit and all other obligations of the Borrower to the Bank arising under or in relation to this Reimbursement Agreement or the Letter of Credit.

     "Other Agreements" means the Loan and Security Agreement, the Related Mortgage, the CFC 1996 Bonds Reimbursement Agreement and all agreements, instruments and documents hereafter executed by and/or on behalf of the Borrower and delivered to the Bank from time to time in connection with the transactions contemplated thereby.

     "Participant" means any bank which enters into a participation agreement with the Bank pursuant to Section 9.09 hereof.

     "Permitted Encumbrances" means:

     (a) The Liens granted by the Borrower to the Bank, including, without limitation, pursuant to the Related Documents or any of the Other Agreements;

     (b) Liens  permitted under the Related  Documents or the Other  Agreements;
and

     (c) Additional matters as to which the Bank gives its approval in writing.

     "Person" means an individual, a corporation, an association, a joint stock company, a business trust, a partnership, a limited liability company, a joint venture, an unincorporated organization, or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

     "Pledged Bond Loan" shall have the meaning assigned to that term in Section 2.01(c) hereof.

     "Pledged Bonds" means Bonds held by the Bank or the Trustee which were purchased with moneys drawn under the Letter of Credit for which reimbursement has not been received by the Bank during the period that such Bonds are so held.

     "Premises"   means  the  real  estate   described  in  Exhibit  A  to  this
Reimbursement Agreement and all improvements now or hereafter located thereon.

     "Prime Rate" means the rate per annum in effect from time to time as set by the Bank and called its Prime Rate, which is not intended to be the Bank's lowest or most favorable rate of interest at any one time. The effective date of any change in the Prime Rate shall for purposes hereof be the date the Prime Rate is changed by the Bank and the Bank shall not be obligated to give notice of any such change.

     "Project" shall have the meaning assigned to that term in the first recital paragraph hereof.

     "Project Fund" means the  Acquisition and  Construction  Fund created under
Section 6.1 of the Indenture.

     "Project Loan" means the loan of the Bond Proceeds from the Issuer to the Borrower pursuant to the Loan Agreement and the Note to pay or reimburse the Costs of the Project.

     "Purchase Price" means the purchase price of Series 2004 Bonds tendered for purchase pursuant to Section 4.1 or 4.2 of the Indenture.

     "Reimbursement Agreement" means this Letter of Credit and Reimbursement Agreement.

     "Related Documents" means the Letter of Credit, the Series 2004 Bonds, the Indenture, the Loan Agreement, the Note, the Bond Purchase Agreement, the Tax Agreement, the Mortgage, the Indemnity Agreement, the Title Policy and any other agreement or instrument now or hereafter entered into relating thereto and to the transactions contemplated thereby and to which the Borrower is a party, or which secures the obligations of the Borrower hereunder. "Related Mortgage" means, collectively, (i) that certain Mortgage dated as of June 10, 1986 executed by the Borrower in favor of the Bank and recorded on June 11, 1986 as Document No. 86236291 in the Office of the Recorder of Deeds of Cook County, Illinois covering the Related Premises and (ii) that certain Assignment of Rents and Leases dated as of June 10, 1986, executed by the Borrower in favor of the Bank, and recorded on June 11, 1986 as Document No. 86236292 in the Recorder of Deeds of Cook County, Illinois covering the Related Premises, in each case as heretofore or hereafter amended, supplemented modified or restated from time to time.

     "Related Persons" means with respect to any person, the spouse, parents and descendants (whether by birth or adoption) of such person and their respective spouses, and the trustee of any trust of which the sole beneficiaries are one or more of such person or his or her spouse, parent or descendants, or their respective spouses.

     "Related Premises" means the real property and improvements thereto located at 500 S. State Street, Chicago Heights, Illinois, and legally described in the Related Mortgage.

     "Remarketing Agent" means LaSalle Capital Markets, A Division of ABN AMRO Financial Services, Inc., or any successor thereto.

     "Series 2004 Bonds" has the meaning assigned to that term in the first recital paragraph hereof.

     "Stated Amount" means the face amount of the Letter of Credit being the maximum amount that the Bank will be required to pay out pursuant to draws on the Letter of Credit after all reinstatements.

     "Subordinated Debt" means all Indebtedness of a Borrower and its subsidiaries, if any for borrowed money which shall have been subordinated to the prior payment in full of the principal of and premium, if any, and interest on all Indebtedness of a Borrower and its Subsidiaries, if any, to the Bank by the execution and delivery by the subordinated lender, prior to the creation of such Indebtedness, of agreements of subordination in form and substance sufficient to effect such subordination.

     "Subsidiary" of any Person means a legal entity the equity interest in which having ordinary voting power (other than equity interests having such power only by reason of the happening of a contingency) to elect a majority of the directors, managers or other governors of such legal entity are owned, directly or indirectly, by such Person.

     "Tax Agreement" means the Tax Exemption Certificate and Agreement dated the date of issuance of the Bonds, by and among the Issuer, the Borrower and the Trustee.

     "Termination Date" means the earliest of the date on which the Letter of Credit is no longer in effect pursuant to its terms.

     "Title Policy" means the mortgagee title insurance policy to be issued by a title insurance company, acceptable to the Bank, in favor of the Bank, covering the Premises.

     "Trustee" shall have the meaning assigned to that term in the first recital paragraph hereof.

     "Underwriter" shall mean LaSalle Capital Markets, A Division of ABN AMRO Financial Services, Inc., or any successor thereto.

     "Uniform Commercial Code" means the Uniform Commercial Code of the State of Illinois as in effect from time to time.

     "Unmatured Event of Default" means any event which, with lapse of time or notice or lapse of time and notice, will constitute an Event of Default if it continues uncured.

     "Usage Interest" shall have the meaning set forth in Section 2.01(c) hereof.

     Section 1.02 Interpretation. For all purposes of this Reimbursement Agreement, except as otherwise expressly provided or unless the context otherwise requires, this Agreement shall be interpreted in accordance with the following provisions:

          (i) All references in this Reimbursement Agreement to designated "Articles," "Sections" and other subdivisions are to the designated Articles, Sections and other subdivisions of this Indenture. The words "herein," "hereof," "hereto," "hereby," and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision.

          (ii) The terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular.

          (iii) All accounting terms not specifically defined herein shall be construed in accordance with GAAP and all applicable Statements of the Financial Accounting Standards Board ("FASB Statements") consistent with those applied in the preparation of the financial statements required hereunder, and all financial information submitted pursuant to this Agreement shall be prepared in accordance with such principles and FASB Statements.

          (iv) Any references in this Reimbursement Agreement to an entity as a corporation and such terms as "corporate action," "certificate of incorporation," "corporate power," "corporate authority," "corporate officers," "board of directors," "shareholders" and other terms specific to a corporate entity shall be conformed as necessary so as to refer to a limited liability company, if the entity to which reference is made is a limited liability company. Accordingly, by way of example and not of limitation, "certificate of incorporation" shall refer to an entity's "articles of organization" as filed with and approved by the governmental agency, office or bureau having jurisdiction; "board of directors" shall refer to either the entity's "managers" or to its "members," whichever of them is responsible for the management of the entity; "corporate officers" shall refer to the entity's "managers"; and "bylaws" shall refer to the entity's "operating agreement."

     Section 1.03 Other Definitional Provisions. Whenever in this Reimbursement Agreement reference is made to a written agreement or instrument, such reference shall be deemed to mean such agreement or instrument as amended by any amendment thereto.

                                   ARTICLE II
                REIMBURSEMENT, FEES AND OTHER PAYMENTS; SECURITY

     Section 2.01 Reimbursement and Other Payments.

     (a) Subject to the provisions of subsection (g) of this Section, the Borrower hereby agrees to reimburse the Bank (i) on each date that any amount is drawn and paid under the Letter of Credit pursuant to any A Drawing, B Drawing, C Drawing or D Drawing a sum equal to such amount so drawn under the Letter of Credit, but only after the Bank has paid the related drawing under the Letter of Credit; (ii) on demand, any and all reasonable out-of-pocket charges and expenses which the Bank may pay or incur relative to the Letter of Credit and this Reimbursement Agreement; and (iii) on demand, any and all reasonable expenses and fees incurred by the Bank in enforcing any rights under this Reimbursement Agreement. The Bank acknowledges and agrees that the Bank's payments on the Letter of Credit pursuant to any A Drawing, B Drawing, C Drawing or D Drawing may only be made with its own funds.

     (b) The Borrower agrees to deposit into its depository account maintained with the Bank (the "Sinking Fund"), (i) not later than 10:00 a.m. (Chicago time) on the Business Day of each Weekly Rate Interest Payment Date or Fixed Rate Interest Payment Date, as applicable, a sum equal to the amount to be drawn upon the Letter of Credit on such Weekly Rate Interest Payment Date or Fixed Rate Interest Payment Date, as applicable, in respect of interest on the Series 2004 Bonds, as reimbursement to the Bank for the amount which the Bank is obligated to reimburse the Bank pursuant to such drawing under the Letter of Credit, (ii) not later than 10:00 a.m. (Chicago time) on the Business Day that is not less than five (5) days prior to the date that any principal payment on the Series 2004 Bonds becomes due whether at maturity, by acceleration, notice of prepayment, or otherwise, a sum equal to the amount to be drawn under the Letter of Credit on such principal payment date, as reimbursement to the Bank for the amount which the Bank is obligated to pay to reimburse the Bank in connection with such drawing under the Letter of Credit and (iii) not later than 10:00 a.m. (Chicago time) on each October 1, January 1, April 1 and July 1, commencing October 1, 2004, a sum equal to $25,000.00, to be retained in the Sinking Fund as reimbursement for the amounts to be paid on the Series 2004 Bonds at the redemption thereof, as set forth on the Prepayment Schedule attached hereto as Exhibit B (the "Prepayment Schedule"), such amounts to be applied to the redemption of Series 2004 Bonds on the dates set forth on the Prepayment Schedule. The Borrower hereby authorizes and directs the Bank to be reimbursed from the Sinking Fund and any other funds and accounts available for such purpose following any payment by the Bank under the Letter of Credit for the amount due and payable to the Bank pursuant to Section 2.01(a). If the amount deposited by the Borrower pursuant to subsection (i) is less than the amount drawn upon the Letter of Credit on account of interest on a Weekly Rate Interest Payment Date or Fixed Rate Interest Payment Date, as applicable, the Borrower shall deposit the amount of such deficiency on such Weekly Rate Interest Payment Date or Fixed Rate Interest Payment Date, as applicable. If the amount so deposited by the Borrower exceeds the amount drawn upon the Letter of Credit on account of interest on a Weekly Rate Interest Payment Date or Fixed Rate Interest Payment Date, as applicable, as notified by the Bank to the Borrower, the amount of such excess shall be retained in the Reimbursement Account and credited against the amount required to be deposited by the Borrower pursuant to clause (i) with respect to the next succeeding Weekly Rate Interest Payment Date or Fixed Rate Interest Payment Date, as applicable. In no event shall the failure of the Bank to notify the Borrower of a deficiency in the amount deposited by the Borrower relieve the Borrower of liability therefor. Moneys in the Sinking Fund shall not be used to satisfy the Bank's obligations under the Letter of Credit.

     (c) Except as otherwise provided herein, upon receipt of Pledged Bonds by the Remarketing Agent and failure of the Borrower to reimburse the Bank for the amount of any A Drawing or D Drawing with respect to such Pledged Bonds, the Bank shall loan to the Borrower an amount equal to the outstanding principal amount of the Pledged Bonds so delivered plus accrued interest, if any, due thereon (the "Pledged Bond Loan"). The Bank shall not be obligated to make a Pledged Bond Loan to the Borrower if on the date on which the Pledged Bond Loan is to be made an Event of Default has occurred and is continuing. The Borrower hereby agrees that the Bank shall apply the proceeds from the Pledged Bond Loan to reimburse the Bank for the amount of any A Drawing or D Drawing paid by the Bank. Any such reimbursed amount shall reduce the amount due under paragraph (a) of this Section by such amount. The Borrower agrees to pay to the Bank interest ("Usage Interest") at the Default Rate for each day the Borrower has borrowed money outstanding pursuant to this paragraph (c), calculated as provided in
Section 2.05. The principal amount of any Pledged Bond Loan made by the Bank pursuant to this paragraph shall be repaid by the Borrower on the earlier of (i) demand or (ii) the remarketing of the Pledged Bonds by the Remarketing Agent to the extent of the proceeds of such remarketing. Usage Interest shall be payable by the Borrower on the earlier of (y) the first Business Day of each month after the making of the Pledged Bond Loan pursuant to this paragraph, or (z) the repayment of the Pledged Bond Loan and the release of any Pledged Bonds from the lien created by Section 2.03 hereof. The Borrower may pay to the Bank the outstanding amount of any Pledged Bond Loan made hereunder, in whole or in part, at any time, without premium or penalty.

     (d) If (i) the Borrower shall pay or prepay to the Bank all or a portion of the principal amount of the Pledged Bond Loan, together with all accrued and unpaid Usage Interest in respect thereof, or (ii) the Remarketing Agent shall arrange a remarketing of any or all of the Pledged Bonds and the proceeds of such remarketing shall be paid to the Bank, and the Borrower shall pay to the Bank all accrued and unpaid Usage Interest, the Bank agrees to release from the lien of the pledge of Pledged Bonds in Section 2.03 hereof and to cause the Remarketing Agent to deliver to or upon the order of the Borrower, in the event of a payment or prepayment pursuant to clause (i) above, or to the purchaser(s) of the Series 2004 Bonds, in the event of payments pursuant to clause (ii) above, as appropriate, on the date of such payment, Pledged Bonds in a principal amount equal to the amount of the principal payment or the principal amount of the Pledged Bonds so remarketed and the Letter of Credit will be reinstated in an amount equal to the portion of the Purchase Price corresponding to principal plus the portion of the Purchase Price corresponding to interest (unless the Letter of Credit has been previously reinstated with respect to such interest).

     (e) The Trustee is authorized to make drawings under the Letter of Credit in accordance with the terms thereof. The Borrower hereby directs the Bank to make payments under the Letter of Credit in the manner therein provided. The Borrower hereby irrevocably approves reductions and reinstatements of the Letter of Credit as provided therein.

     (f) The Borrower agrees to pay to the Bank, on the date of each draw under the Letter of Credit, a draw administration fee in the amount of $200 plus the Bank's out-of-pocket expenses, including a $30.00 wire transfer fee and $2.75 postage.

     (g) The Borrower agrees to pay to the Bank a Letter of Credit fee (the "Letter of Credit Fee") equal to one percent (1%) per annum of the Stated Amount of the Letter of Credit (based upon a 30-day month and calculated as provided below). The Letter of Credit Fee is payable in advance on the Date of Issuance for the period beginning on the Date of Issuance and ending on August 26, 2005, and is payable annually in advance on each August 26 thereafter, while the Letter of Credit remains outstanding (calculated on each such day based upon the face amount of the Letter of Credit on such day without regard to any reduction which is subject to reinstatement whether or not such reinstatement actually occurs). The Letter of Credit Fee shall be prorated for any partial month.

     (h) If any change in any law or regulation (except changes in any law or regulation which on the Date of Issuance have been approved by all persons, bodies and agencies required to approve such changes but which do not take effect until after the Date of Issuance) or in the interpretation thereof by any court or administrative or governmental authority charged with the administration thereof shall either (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against letters of credit issued by, or on assets held by, or deposits in or for the account of the Bank or (ii) impose on the Bank any other condition regarding this Reimbursement Agreement or the Letter of Credit, and the result of any event referred to in clause (i) or
(ii) above shall be to increase the cost to the Bank of issuing or maintaining the Letter of Credit (which increase in cost shall be the result of the Bank's reasonable allocation of the aggregate of such cost increases resulting from such events), then, upon demand by the Bank, the Borrower shall immediately pay to the Bank, as appropriate, from time to time as specified by the Bank, additional amounts which shall be sufficient to compensate the Bank for such increased cost, together with interest on each such amount which interest shall commence to accrue five (5) days after the date payment is demanded as hereafter provided in this Section. A certificate executed by an officer of the Bank knowledgeable in such matters as to the identity of such law or regulation or source of such changed interpretation and the amount of such increased cost incurred by the Bank as a result of any event described in clause (i) or (ii) above, submitted by the Bank to the Borrower, shall constitute conclusive evidence as to the amount thereof and the Bank's demand therefor.

     (i) All payments required to be made by the Borrower to the Bank hereunder shall be made in lawful currency of the United States and in immediately available funds at the office of the Bank, the address for which is set forth in
Section 9.02 not later than 1:30 p.m. (Chicago time) on the date when due. Until the Bank directs otherwise in writing as a result of an Event of Default hereunder all payments which the Borrower is required to be made hereunder shall be made by direct payment or by appropriate debits to the Sinking Fund Account maintained by the Borrower with the Bank being hereby expressly authorized to effect such debits for this purpose. Any payment due on a day which is not a Business Day shall be due and payable on the next succeeding Business Day.

     (j) The Borrower shall pay a transfer fee to the Bank as described in the most recent published fee schedule provided by the Bank to the Borrower, which transfer fee shall be paid on any date that the Letter of Credit is transferred by the Trustee or any subsequent named beneficiary of the Letter of Credit to another beneficiary.

     Section 2.02  Security.  In addition to the security  provisions of Section
2.03 below, the Obligations are secured by (i) the Mortgage, (ii) the Related Mortgage and (iii) the terms and provision of the Loan and Security Agreement.

     Section   2.03    Pledged    Bonds;    Borrower's    Series   2004   Bonds.
                       ---------------------------------------------------------

     (a) As security for the Obligations, the Borrower does hereby pledge, assign, hypothecate, transfer and deliver to the Bank or to the Trustee as the agent of the Bank (i) all the Borrower's right, title and interest in and to the Pledged Bonds and (ii) the Borrower's right to receive such Pledged Bonds as the same may from time to time be delivered to the Trustee by the registered owners thereof. As security for the Obligations, the Borrower further grants to the Bank a first lien on, and a first priority security interest in, the Borrower's right, title and interest in and to the Pledged Bonds and the Borrower's right to receive such Pledged Bonds, the interest thereon and all proceeds thereof. For purposes of the foregoing, this Agreement shall be deemed a security agreement under the Illinois Uniform Commercial Code. If the Bank, in its sole discretion, deems it necessary, then the Borrower shall execute and deliver, and if requested by the Bank, shall use its best efforts to cause the Trustee or, in the event the Series 2004 Bonds are registered under a global book entry system, the securities depository for the Series 2004 Bonds, as applicable, to execute and deliver, such pledge agreements and financing statements (in form and substance satisfactory to the Bank, and including such actions as may be necessary to perfect a security interest in the Pledged Bonds if the Series 2004 Bonds are registered under a global book entry system) as the Bank may require in order to accomplish the purposes of this paragraph (a). Prior to or simultaneously with the remarketing of Pledged Bonds, the Borrower shall pay, or cause the Trustee on behalf of the Borrower to pay, the amounts then outstanding hereunder with respect to all drawings honored by the Bank under the Letter of Credit, in payment of the purchase price of the Pledged Bonds, in the order in which such drawings were made, by paying to the Bank an amount equal to the sum of (i) the aggregate principal amount of the Pledged Bonds being resold, plus
(ii) any interest due and owing to the Bank pursuant to Section 2.05 of this Agreement. Upon payment to the Bank of such amount, the Bank shall release or cause the Trustee or, in the event the Series 2004 Bonds are registered under a global book entry system, the securities depository to release from the pledge and security interest created by this Agreement a principal amount of Pledged Bonds corresponding to the amount of such payment.

     (b) As security for the Obligations, the Borrower does hereby pledge, assign, hypothecate, transfer and deliver to the Bank all the Borrower's right, title and interest in and to any Series 2004 Bonds owned directly or indirectly by the Borrower. As security for the Obligations, the Borrower further grants to the Bank a first lien on, and a first priority security interest in, the Borrower's right, title and interest in and to any such Series 2004 Bonds and the Borrower's right to receive such Series 2004 Bonds, the interest thereon and all proceeds thereof. For purposes of the foregoing, this Agreement shall be deemed a security agreement under the Illinois Uniform Commercial Code. If the Bank, in its sole discretion, deems it necessary, then the Borrower shall execute and deliver, and in the event the Series 2004 Bonds are registered under a global book entry system, if requested by the Bank, shall use its best efforts to cause the securities depository for the Series 2004 Bonds, to execute and deliver, such pledge agreements and financing statements (in form and substance satisfactory to the Bank and including such actions as may be necessary to perfect a security interest in the Borrower's Series 2004 Bonds) as the Bank may require in order to accomplish the purposes of this paragraph (b).

     (c) The Borrower represents and warrants that (i) its is and at all relevant times will be duly authorized and qualified to make the grant and pledge provided for in this Section 2.03, (ii) that the pledge will be of a first priority and that the Series 2004 Bonds pledged hereunder will be free and clear of the claims of any Persons other than the Bank, (iii) that it will defend the Bank's right, title and security interest in and to such Series 2004 Bonds against the claims and demands of all Persons and (iv) that it will not dispose of or create any lien on or security interest in such Series 2004 Bonds other than that in favor of the Bank under this Agreement.

     Section 2.04 Substitute Letter of Credit. The Borrower may at any time elect to deliver to the Trustee an Alternate Credit Facility (as such term is defined in the Indenture), provided (a) the Borrower has complied with the terms of the Indenture regarding the substitution of an Alternate Credit Facility, (b) the Borrower has discharged, in full, prior to or contemporaneously with such delivery, all amounts then owing to the Bank which are secured by the Mortgage and the Other Agreements (including, without limitation, the Obligations and the amount drawn upon the Letter of Credit in connection with any mandatory tender of Series 2004 Bonds upon such substitution), and (c) the Borrower has delivered or caused to be delivered an indemnity and/or other undertaking of the Borrower, in form and substance acceptable to the Bank, as the Bank may deem reasonably necessary to hold the Bank harmless from any liability, cost, expense or other charge under the Letter of Credit or otherwise resulting from such substitution, including, but not limited to, any drawdown under the Letter of Credit; provided, however, the Borrower shall not be permitted to deliver an Alternate Credit Facility if at such time any obligations and liabilities of the Borrower to Bank under the Other Agreements shall be outstanding.

     Section 2.05 Late Payments. If the principal amount of any Obligation is not paid when due, such Obligation shall bear interest until paid in full at a rate per annum equal to the Prime Rate from time to time in effect plus 1/2% (the "Default Rate"), payable on demand, for the period from and including the date on which payment is due or declared due to, but not including the date on which payment is made. Interest shall be computed on the basis of a year consisting of 360 days for the actual number of days elapsed.

     Section 2.06 Computation of Interest and Fees. All computations of Usage Interest, Default Rate and fees payable by the Borrower under this Agreement shall be made on the basis of a 360-day year and actual days elapsed. Interest shall accrue during each period during which interest is computed from and including the first day thereof to but excluding the last day thereof.

                                  ARTICLE III
                   AGREEMENT OF THE BANK; CONDITIONS PRECEDENT
                      TO ISSUANCE OF THE LETTER OF CREDIT;
                          DISBURSEMENT OF BOND PROCEEDS

     Section 3.01 Agreement of the Bank. Subject to the terms and conditions of this Reimbursement Agreement, the Bank agrees to issue the Letter of Credit.

     Section  3.02  Conditions  Precedent  to  Issuance of the Letter of Credit.
                    ------------------------------------------------------------

     (a) The Bank shall have received on or before the Date of Issuance the following, in form and substance satisfactory to the Bank and its counsel:

          (i) originally executed copies of this Reimbursement Agreement, the Mortgage and the Related Documents;

          (ii) an originally executed copy of an amendment to each of the Loan and Security Agreement, the Related Mortgage and the CFC 1996 Reimbursement Agreement, in each case in form and substance acceptable to the Bank, and all documents, agreements, instruments, certificates or other items required to be delivered to the Bank in connection therewith;

          (iii) the approving opinion of Chapman and Cutler LLP, bond counsel, dated as of the Date of Issuance either addressed to the Bank or with a reliance letter addressed to the Bank;

          (iv) the written supplemental opinion of Chapman and Cutler LLP, bond counsel, dated as of the Date of Issuance and addressed to the Underwriter;

          (v) the written opinion of Pugh, Jones, Johnson & Quandt, counsel to the Issuer, dated as of the Date of Issuance and addressed to the Bank;

          (vi) the written opinion of Bell Boyd & Lloyd LLC, counsel to the Borrower, dated as of the Date of Issuance and addressed to the Bank;

          (vii) copies of the Certificate of Incorporation of the Borrower and all amendments thereto, certified by the Secretary of State of Delaware, as appropriate, not earlier than ten (10) days prior to the Date of Issuance;

          (viii) a copy of the Bylaws of the Borrower, certified by its Secretary;

          (ix) a good standing certificate with respect to the Borrower as a domestic corporation, issued not earlier than ten (10) days prior to the Date of Issuance by the Secretary of State of Delaware;

          (x) copies of resolutions of the Board of Directors of the Borrower, authorizing or ratifying the execution, delivery and performance of this Reimbursement Agreement, the Related Documents to which the Borrower is a party and the amendments to the Other Agreements referred to in subsection
     (ii) above, and any other documents provided for herein or therein to be executed by the Borrower, which copies shall be accompanied by a certificate of the Secretary of the Borrower stating that such resolutions are in full force and effect as of the Date of Issuance;

          (xi) a certificate of the Secretary of the Borrower certifying the names of the officers authorized to sign this Reimbursement Agreement, the Related Documents to which the Borrower is a party and the amendments to the Other Agreements referred to in Section 3.02(a)(ii) above, together with a specimen of the true signature of each such officer;

          (xii) true and correct copies of all approvals of Governmental Bodies, if any, necessary for the Borrower to execute, deliver and perform the Related Documents to which it is a party, to place Liens on its property as described therein and to authorize the Borrower to obtain the issuance of the Letter of Credit;

          (xiii) certified copies of documents evidencing all necessary action taken by the Issuer to authorize the execution and delivery of the Related Documents to which it is a party;

          (xiv) an ALTA preliminary report prepared by the title company covering the Premises, showing all exceptions to title, together with a commitment satisfactory to the Bank that the title company is prepared to issue a title policy, effective as of the Date of Issuance, insuring the Mortgage as a first priority lien on the Premises subject only to those exceptions permitted by the Mortgage and containing endorsements satisfactory to the Bank;

          (xv) an ALTA survey of the Project; and

          (xvi) such other documents, instruments, approvals (and, if requested by the Bank, certified duplicates of executed copies thereof) or opinions as the Bank may reasonably request.

     (b) The following statements shall be true and correct on the Date of Issuance and the Bank shall have received a certificate signed by a duly authorized officer or manager of the Borrower, dated the Date of Issuance, stating that:

          (i) the representations and warranties contained in Section 5.01 of this Reimbursement Agreement are correct on and as of the Date of Issuance as though made on and as of such date;

          (ii) no Event of Default or Unmatured Event of Default has occurred and is continuing, or would result from the execution and delivery of the Related Documents or the issuance of the Letter of Credit; and

          (iii) each of the other Related Documents to which it is a party and each of the Other Agreements referred to in Section 3.02(a)(ii) above is in full force and effect.

                                   ARTICLE IV
                              OBLIGATIONS ABSOLUTE

     Section 4.01 Obligations of the Borrower. The obligations of the Borrower under this Reimbursement Agreement shall be absolute, unconditional and irrevocable, and shall be paid and performed strictly in accordance with the terms of this Reimbursement Agreement under all circumstances whatsoever, including, without limitation, the following circumstances:

     (a) any lack of validity or enforceability of the Related Documents or the Letter of Credit;

     (b) any amendment or waiver of or any consent or departure from all or any of the Related Documents;

     (c) the existence of any claim, set-off, defense or other rights which each of the Borrower may have at any time against the Trustee, any beneficiary or any transferee of the Letter of Credit (or any persons or entities for whom the Trustee, any such beneficiary or any such transferee may be acting), the Bank, the Issuer or any other person or entity, whether in connection with this Reimbursement Agreement, the Related Documents or any unrelated transaction; provided that, nothing contained in this subsection shall preclude the Borrower from raising any such claims in a separate action, following the Borrower's performance of its obligations in strict accordance with the terms of this Reimbursement Agreement;

     (d) any demand, statement, or any other document presented under the Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect whatsoever;

     (e) payment by the Bank under the Letter of Credit against presentation of a sight draft or certificate which does not comply with the terms of the Letter of Credit, provided that such payment shall not have constituted gross negligence or willful misconduct of the Bank; and

     (f) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing.

                                   ARTICLE V

                         REPRESENTATIONS AND WARRANTIES

     Section 5.01 Representations, Covenants and Warranties of the Borrower. The Borrower represents, covenants and warrants as follows:

     (a) It is an entity duly organized, validly existing and in good standing under the laws of the State of Delaware; it has the lawful power to own its property and assets and to engage in the business it conducts, and it is duly qualified and in good standing as a foreign corporation in the State of Illinois and in each other jurisdictions wherein the nature of the business transacted by it or property owned by it makes such qualification necessary; the states in which it is qualified to do business are set forth on Schedule 5.01(a); the addresses of all of its places of business are set forth on Schedule 5.01(a); and it has neither adopted an assumed name, changed its name, been the surviving corporation in a merger, acquired any business, nor changed its principal executive office, except as set forth on Schedule 5.01(a).

     (b) The execution, delivery and performance by the Borrower of this Reimbursement Agreement and the Related Documents to which it is a party are (i) within the Borrower's powers, (ii) have been duly authorized by all necessary Borrower action, (iii) do not contravene (1) the Certificate of Incorporation or Bylaws of the Borrower or (2) any law or contractual restriction binding on or affecting the Borrower, and (iv) do not result in or require the creation of any Lien upon or with respect to any of its properties (other than the Liens contemplated by this Reimbursement Agreement and the Related Documents).

     (c) No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Borrower of this Reimbursement Agreement and the Related Documents to which it is a party.

     (d) This Reimbursement Agreement and the Related Documents to which it is a party are legal, valid and binding obligations of the Borrower, and are enforceable against the Borrower in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or limiting creditors rights or equitable principles generally.

     (e) There is no pending action or proceeding before any court, governmental agency or arbitrator against or directly involving the Borrower and, to the best of the Borrower's knowledge, there is no threatened action or proceeding affecting the Borrower or any of its assets before any court, governmental agency or arbitrator (i) which, in any case, may materially and adversely affect the financial condition or operations of the Borrower, (ii) which seeks to restrain or would otherwise have a material adverse effect on the transactions contemplated herein or (iii) which would affect the validity or enforceability of this Reimbursement Agreement or the Related Documents.

     (f) None of the assets of the Borrower are subject to any Lien except for Permitted Encumbrances.

     (g) The Borrower is not an "investment company" or "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

     (h) The Borrower has filed or caused to be filed all federal, state and local tax reports and returns which are required to be filed, and have paid or caused to be paid all taxes as shown on said returns or which are due or on any assessment received by it or any of them, to the extent that such taxes have become due.

     (i) Neither the Borrower nor any of its Affiliates is in default in the payment or performance of any of its obligations or in the performance of any mortgage, indenture, lease, contract or other agreement, instrument or undertaking to which it is a party or by which it or any of its assets may be bound, which default would have a material and adverse affect on the business, operations, assets or condition, financial or otherwise, of the Borrower, either individually or taken as a whole. No Event of Default or Unmatured Event of Default hereunder has occurred and is continuing. Neither of the Borrower nor any of its Affiliates is in default under any order, award or decree of any court, arbitrator, or governmental authority binding upon or affecting it or by which any of its assets may be bound or affected which default would have a material adverse effect on the business, operations, assets or condition, financial or otherwise, of the Borrower or any Affiliates, either individually or taken as a whole, and no such order, award or decree adversely affects the ability of the Borrower to carry on its business as currently conducted or the ability of the Borrower to perform its obligations under this Reimbursement Agreement and the Related Documents to which it is a party.

     (j) The Borrower is not a party to any contract or agreement or subject to any restriction which materially and adversely affects its business, property or assets, or financial condition. The Borrower is not a party to, or otherwise subject to any provision contained in, any instrument evidencing indebtedness of the Borrower, any agreement relating thereto or any other contract or agreement (including its charter), which restrict or otherwise limit the incurring of the indebtedness to be represented by this Reimbursement Agreement and the Related Documents.

     (k) The Borrower is in compliance with all laws, orders, regulations and ordinances of all federal, foreign, state and local governmental authorities binding upon or affecting the business, operation or assets of the Borrower, except for laws, orders, regulations and ordinances the violation of which would not, in the aggregate, have a material and adverse effect on such Borrower's financial condition, results of operations or business.

     (l) There is no fact known to the Borrower which materially adversely affects or in the future may (so far as the Borrower can now foresee) materially adversely affect the business, property, assets or financial condition of the Borrower which has not been set forth in this Reimbursement Agreement or in the other documents, certificates and statements furnished to the Bank by on behalf of the Borrower prior to the date hereof in connection with the transactions contemplated hereby.

     (m) The Borrower is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System), and will not use the proceeds of any loan hereunder so as to violate Regulation U as it may be amended or interpreted from time to time by the Board of Governors of the Federal Reserve System.

     (n) The Borrower hereby incorporates herein and makes each of the representations and warranties contained in the and the Loan and Security Agreement and the Related Documents to which it is a party operative and applicable for the benefit of the Bank as if the same were set forth at length herein as of the date hereof, except to the extent any such representations or warranties relate expressly to an earlier date.

     (o) The representations and warranties of the Borrower in the Related Documents and Other Documents are true and correct, and the Borrower has furnished the Bank a true and correct copy of all the Related Documents as in effect on the date hereof.

     (p) The Project does not violate any presently existing material Government Regulation with respect thereto, and the use of the Project complies with all presently existing applicable ordinances, regulations and restrictive covenants affecting the Project, and all requirements of such use which can be satisfied have been satisfied.

     (q) The Borrower has not received notice of, and has no knowledge of, (i) any proceedings, whether actual, pending or threatened, for the taking under the power of eminent domain or any similar power or right, of all or any portion of the Project; or (ii) any damage to or destruction of any portion of the Project; or (iii) any zoning, building, fire or health code violations in respect of the Project which have not heretofore been corrected.

     (r) The Bank does not control, either directly or indirectly through one or more intermediaries, the Borrower. The Borrower does not control, either directly or indirectly through one or more intermediaries, the Bank. "Control" for this purpose has the meaning given to such term in Section 2(a)(9) of the Investment Company Act of 1940.

     Section 5.02 Survival. The foregoing representations, covenants and warranties the Borrower shall be continuing and shall survive the execution and delivery of this Reimbursement Agreement and the Related Documents and the issuance of the Letter of Credit.

                                   ARTICLE VI
                              AFFIRMATIVE COVENANTS

     Section 6.01 Affirmative Covenants of the Borrower. Until the Termination Date and thereafter until no amount is due or owing to the Bank hereunder, the Borrower shall comply with each of the covenants, undertakings and agreements set forth in this Article VI unless the Bank shall otherwise consent in writing.

     Section 6.02 Loan and Security Agreement Covenants. From and after the date hereof and so long as this Reimbursement Agreement is in effect, except to the extent compliance in any case or cases is waived in writing by the Bank, the Borrower agrees that it will, for the benefit of the Bank, comply with, abide by, and be restricted by all the agreements, covenants, obligations and undertakings contained in the Loan and Security Agreement, inclusive, including any amendments, modifications and waivers thereof, regardless of whether any indebtedness is now or hereafter remains outstanding thereunder, or the Loan and Security Agreement shall have terminated, all of which provisions, together with the related definitions, exhibits and ancillary provisions, are incorporated herein by reference, mutatis mutandis, and made a part hereof to the same extent and with the same force and effect as if the same had been herein set forth in their entirety, and will be deemed to continue in effect for the benefit of the Bank irrespective of whether the Loan and Security Agreement remains in effect, and in furtherance of the foregoing the Borrower hereby agrees that:

          (i) the term "Borrower" appearing in said provisions shall mean and refer to the Borrower hereunder;

          (ii) the term "Event of Default" appearing in said provisions shall mean and refer to an Event of Default hereunder;

          (iii) the term "Collateral" appearing in said provisions shall mean and refer to Collateral as defined in the Mortgage.

          (iv) the term "Agreement" appearing in said provisions shall mean and refer to this Reimbursement Agreement; and

          (v) the term "herein" appearing in said provisions shall mean and refer to this Reimbursement Agreement.

     Other than as hereinabove amended, any terms contained in the provisions of the Loan and Security Agreement incorporated herein which are defined in the Loan and Security Agreement shall have the same meaning herein as in the Loan and Security Agreement.

     Section 6.03 Conduct of Business. The Borrower shall maintain its existence as a corporation, validly existing and in good standing under the laws of the State of Delaware. The Borrower shall maintain in full force and effect all licenses, bonds, franchises, leases, patents, contracts and other rights necessary to the profitable conduct of its business, and will comply with all applicable laws and regulations of any federal, state or local governmental authority, except for such laws and regulations, the violation of which would not, in the aggregate, have a material adverse effect on the Borrower's financial condition, results of operations or business.

     Section 6.04 Maintenance of Insurance. The Borrower shall maintain all insurance required to be maintained under the Related Documents, and to the extent not required by the Related Documents, shall maintain insurance with responsible and reputable insurance companies reasonably acceptable to the Bank covering such risks ordinarily insured against by other owners or users of such properties in similar businesses in an amount, with respect to property insurance, at least equal to the full insurable value of all its properties (less a deductible deemed reasonable by the Bank) so long as commercially available at reasonable cost under the circumstances.

     Section 6.05 Visitation Rights. At any time or times upon at least 24 hours prior oral or written notice, during customary business hours, the Borrower shall permit the Bank or any agents or representatives thereof to visit the site of the Project and other properties of the Borrower, inspect the books and records of the Borrower and discuss the general business affairs of the Borrower with its officers or employees.

     Section 6.06 Maintenance of Properties. The Borrower shall maintain and preserve all of its properties which are used or which are useful in the conduct of its business in good working order and condition, ordinary wear and tear excepted, except properties disposed of, used or exhausted by the Borrower in the ordinary course of its business.

     Section 6.07 Additional Acts Concerning Security. At the Bank's request, the Borrower shall, at its expense, do all things necessary by way of any additional filings to continue and maintain the Lien and priority of the security interests granted pursuant to this Reimbursement Agreement, the Mortgage and any of the other Related Documents, and Uniform Commercial Code Financing Statements pertaining thereto.

     Section 6.08 Payment of Indebtedness. The Borrower shall pay any Indebtedness for which it is liable when due and shall not permit any default to occur under any document evidencing or securing any such Indebtedness, provided, however, that nothing herein contained shall prohibit the Borrower from contesting any such Indebtedness in good faith if the Borrower shall deposit with the Bank an amount equal to the contested Indebtedness to be held in escrow by the Bank for the benefit of the Borrower and the related creditor until such contest is resolved.

     Section 6.09 Performance of Obligations. The Borrower shall observe and perform its obligations under this Reimbursement Agreement, the Related Documents and the other agreements relating to the transaction contemplated hereby to which it is a party or by which it is bound and shall not suffer or permit any default or Event of Default to exist hereunder or thereunder. The Borrower shall use commercially reasonable efforts to cause the other parties to the Related Documents to deliver notices and documents required to be delivered to the Bank and cause such parties (other than the Bank) to observe and perform those obligations and covenants contained in the Related Documents required to be observed and performed for the benefit of the Bank.

     Section 6.10 Reports and Notices of Certain Events. The Borrower will furnish to the Bank promptly, and in no event more than five Business Days, after learning of the occurrence of any of the following, written notice thereof, describing the same and the steps, if any, being taken by the Borrower with respect thereto (i) the occurrence of an Event of Default or a Unmatured Event of Default or (ii) the institution of, or any adverse determination in, any litigation, arbitration proceeding or governmental proceeding that is material to the transactions contemplated by this Reimbursement Agreement.

     Section 6.11 Completion of Project. The Borrower shall use the funds in the Acquisition and Construction Fund for the acquisition, construction and equipping of the Project, and Borrower shall insure that Bank has a first priority mortgage lien on the Project. The Borrower shall obtain Bank's consent to each request for a disbursement from the Acquisition and Construction Fund and shall supply Bank with mechanic's lien waivers and sworn owner's and contractor's statements in connection therewith, in form acceptable to Bank.

                                  ARTICLE VII
                               NEGATIVE COVENANTS

     Section 7.01 Negative Covenants of the Borrower. Until the Termination Date and thereafter until no amount is due or owing to the Bank hereunder, the Borrower shall comply with the covenants, undertakings and agreements set forth in this Article VII unless the Bank shall otherwise consent in writing.

     Section 7.02 Amendment to Agreements. The Borrower shall not enter into or consent to any amendments or termination of the Related Documents without the written consent of the Bank, which shall not be unreasonably withheld.

     Section 7.03 Conflicting Agreements. The Borrower will not enter into any agreement containing any provision that would be violated or breached in any material manner by the performance of the Borrower's obligations under this Agreement or any of the Related Documents or under any other instrument or document delivered or to be delivered by the Borrower thereunder or in connection therewith.

     Section 7.04 Liens and Encumbrances. The Borrower shall not create, incur, assume or permit or suffer to exist any Lien on any of its assets, including without limitation, the Premises and any other property which secures the Obligations or any of them under this Reimbursement Agreement, other than Permitted Encumbrances.

     Section 7.05 Transactions with Subsidiaries and Affiliates. The Borrower shall not enter into any transaction including, without limitation, the purchase, sale or exchange of property or the rendering of any service to any Subsidiary or Affiliate except in the ordinary course of and pursuant to the reasonable requirements of the Borrower's business and upon fair and reasonable terms no less favorable to the Borrower than would obtain in a comparable arms length transaction with an unaffiliated Person.

     Section 7.06 Arbitrage. The Borrower shall not make any use nor permit any use to be made of the proceeds of any of the Series 2004 Bonds or any other funds which will cause any of the Series 2004 Bonds to be "arbitrage bonds" subject to federal income taxation by reason of section 148(a) of the Code and any applicable regulations promulgated thereunder.

     Section 7.07 Optional Redemption of Bonds. The Borrower will not permit an optional redemption or purchase of Series 2004 Bonds except as otherwise provided herein; provided however, that if the Borrower has deposited with the Bank or the Trustee an amount equal to the principal amount of Series 2004 Bonds to be redeemed pursuant to the Indenture, the Bank shall consent to such optional redemption to the extent of such amounts.

     Section 7.08 Purchase of Bonds, Mandatory Redemption. The Borrower will not, and will not permit any of its Affiliates to, purchase any Bonds (or any beneficial interest therein) other than with the proceeds of a drawing under the Letter of Credit. The Borrower will cause the Trustee to redeem Series 2004 Bonds in part once each year on the date set forth on the Prepayment Schedule in a principal amount corresponding to the amount set forth in the Prepayment Schedule for the corresponding year.

     Section 7.09 Conversion of the Bonds. The Borrower will not permit the conversion of the Series 2004 Bonds as provided in the Indenture without the consent of the Bank.

                                  ARTICLE VIII
                                EVENTS OF DEFAULT

     Section 8.01 Events of Default. The occurrence of any of the following events shall be an "Event of Default" hereunder:

     (a)  any   representation   or  warranty  made  by  the  Borrower  in  this
Reimbursement Agreement or in any of the Related Documents shall prove to have been false or incorrect in any material respect when made; or

     (b) the Borrower shall fail to pay any amount payable to the Bank hereunder when due; or

     (c) the Borrower shall fail to perform or observe any term, covenant or agreement contained in Section 6.02 or 6.08 (subject to applicable cure period under the Loan and Security Agreement), Section 6.05, 6.07, 6.11 or Article VII hereof; or

     (d) any provision materially affecting the validity of any obligation of either of the Borrower to make payments hereunder shall at any time for any reason cease to be valid and binding on or shall be declared to be null and void without the necessity of election by the Borrower or the validity or enforceability of any material provision of this Reimbursement Agreement shall be contested by the Borrower, or the Borrower shall deny that it has any or further liability, or obligation under this Reimbursement Agreement; or

     (e) (1) the Borrower shall (i) make an assignment for the benefit of creditors, or (ii) commence any case, proceeding or other action under any existing or future law of any jurisdiction relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order of relief entered with respect to it, or seeking to adjudicate it as bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, composition or other relief with respect to it or its debts; or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets; or (2) there shall be commenced against the Borrower any case, proceeding or other action (i) such as described in (1) above, or (ii) seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any portion of either of such Borrower's assets, and any order granting any relief sought in such case, proceeding or action shall be entered and continue unstayed and in effect for a period of 90 consecutive days or (3) the Borrower shall generally not, or shall be unable to, pay its debts as they become due; or

     (f) the occurrence of a default or an event of default under any of the Related Documents or any of the Other Agreements, and the continuance thereof beyond any applicable grace or cure period; or

     (g) default in the due observance or performance by the Borrower of any other term, covenant or agreement set forth in this Reimbursement Agreement, and the continuance of such default for thirty (30) days after the occurrence thereof.

     Section 8.02 Remedies. Upon the occurrence of any Event of Default, the Bank may at its election (a) deliver notice of the Event of Default to the Trustee or direct the Trustee to accelerate the maturity of the Series 2004 Bonds pursuant to Section 9.2 of the Indenture, (b) terminate the Letter of Credit in accordance with the terms thereof, (c) declare all amounts payable hereunder by the Borrower (including, without limitation, the amounts of any Pledged Bond Loans) to be forthwith due and payable, and the same shall thereupon become immediately due and payable without demand, presentment, protest or further notice of any kind, all of which are hereby expressly waived and/or (d) proceed to enforce all other remedies available to it under the Mortgage or any of the other Related Documents or Other Agreements or any other document from time to time delivered as security for the obligations of the Borrower hereunder, and under applicable law or in equity.

     Section 8.03 No Waiver; Remedies Cumulative. No remedy herein conferred or reserved is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative with each and every other remedy given under this Reimbursement Agreement, any other Related Document or any Other Agreement, now or hereafter existing at law or in equity or by statute. No delay or omission in the exercise of any right or power accruing upon any default, omission or failure of performance hereunder shall impair any such right or power or shall be construed to be a waiver thereof, but any such right or power may be exercised from time to time and as often as may be deemed expedient. In order to exercise any remedy reserved to the Bank in this Reimbursement Agreement, it shall not be necessary to give any notice, other than such notice as may be herein expressly required. In the event any provision contained in this Reimbursement Agreement should be breached by any party and thereafter duly waived by the other party so empowered to act, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach hereunder. No waiver, amendment, release or modification of this Reimbursement Agreement shall be established by conduct, custom or course of dealing, but solely by an instrument in writing duly executed by the parties hereunto duly authorized by this Reimbursement Agreement.

                                   ARTICLE IX
                                  MISCELLANEOUS

     Section 9.01 Amendments. No amendment or waiver of any provision of this Reimbursement Agreement nor consent to any departure by the Borrower therefrom shall in any event be effective, unless the same shall be in writing and signed by an officer of the Bank, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     Section 9.02 Addresses for Notices. All notices and other communications provided for hereunder shall be in writing and shall be given (i) by first class or certified mail, postage prepaid; (ii) by facsimile transmission and confirmed by the sender's telephone call to the recipient and by mailing or delivering a copy as provided in clause (i), clause (iii) or clause (iv) hereof; (iii) by hand delivery or (iv) by courier service (including overnight courier service) notices shall be directed as follows:

         If to the Borrower:

                  CFC International, Inc.
                  500 State Street
                  Chicago Heights, Illinois 60411
                  Attention:        Dennis Lakomy
                  Telephone:        (708) 891-3546
                  Fax:              (708) 758-3976

         With a copy to:

                  Holland & Knight LLC
                  131 South Dearborn Street, 30th Floor
                  Chicago, IL 60603
                  Attention:        Robert G. Newman
                  Telephone:        (312) 372-1121
                  Fax:              (312) 578-6666

                  If to the Bank:

                  LaSalle Bank National Association
                  135 South LaSalle Street
                  Chicago, Illinois 60603
                  Attention:        Michael Kohnen
                  Telephone:        (312) 904-9559
                  Fax:              (312) 904-8695

         With a copy to:

                  McGuireWoods LLP
                  77 West Wacker, Suite 4100
                  Chicago, Illinois  60601
                  Attention:        Donald A. Ensing, Esq.
                  Telephone:        (312) 849-8111
                  Fax:              (312) 849-8112

     Notice given as provided in clause (i) hereof shall be effective five days from the date of mailing. Notice given as provided in clauses (ii) and (iii) hereof shall be effective on the day sent if sent by 4:00 p.m. (local time at Chicago, Illinois) on a Business Day and otherwise on the next Business Day following the day of sending. Notice given as provided in clause (iv) hereof shall be effective on the Business Day following the day of sending. Any party may be notice to the other parties designate additional or future addresses to which notices and other communications may be sent or given.

     Section 9.03 Right of Set-off. The Bank shall have the right to immediately and without notice, set-off against the Borrower's obligations to the Bank under this Reimbursement Agreement or otherwise any sum owed by the Bank in any capacity to the Borrower. The Bank shall be deemed to have exercised such right of set-off and to have made a charge against any such sum immediately upon the occurrence of any Event of Default as defined herein, though the actual book entries may be made at times subsequent thereto.

     Section 9.04 Indemnification. The Borrower hereby indemnifies and holds harmless the Bank from and against any and all claims, damages, losses, liabilities, reasonable costs or expenses whatsoever which the Bank may incur (or which may be claimed against the Bank by any person or entity whatsoever) by reason of or in connection with the execution and delivery or transfer of, or payment or failure to pay under, the Letter of Credit; provided, that the Borrower shall not be required to indemnify the Bank for any claims, damages, losses, liabilities, costs or expenses to the extent, but only to the extent the foregoing is finally determined by the non-appealable judgment of a court of competent jurisdiction to have been caused by the willful misconduct or gross negligence of the Bank.

     Section 9.05 Continuing Obligation. This Reimbursement Agreement is a continuing obligation and shall (a) be binding upon the Borrower and its respective successors and assigns, and (b) inure to the benefit of and be enforceable by the Bank and its successors, transferees and assigns; provided, that the Borrower may not assign all or any part of this Reimbursement Agreement without the prior written consent of the Bank.

     Section 9.06 Transfer of Letter of Credit. The Letter of Credit may be transferred only in accordance with the provisions set forth therein.

     Section 9.07 Liability of the Bank. The Borrower assumes all risks of the acts or omissions of the Trustee and any transferee of the Letter of Credit with respect to its use of the Letter of Credit. Neither the Bank nor any of its officers or directors shall be liable or responsible for: (a) the use which may be made of the Letter of Credit or for any acts or omissions of the Trustee and any transferee in connection therewith; (b) the validity, sufficiency or genuineness of documents, or of any endorsement(s) thereon, even if such documents should in fact prove to be in any or all respects invalid, fraudulent or forged, except to the extent any invalidity relates to the execution of a document by the Bank; (c) payment by the Bank against presentation of documents which do not comply with the Letter of Credit, including failure of any documents to bear any reference or adequate reference to the Letter of Credit; or (d) any other circumstances whatsoever in making or failing to make payment under the Letter of Credit, except only that the Borrower shall have a claim against the Bank, and the Bank shall be liable to the Borrower, to the extent, but only to the extent, of any direct, as opposed to consequential, damages suffered by the Borrower which the Borrower proves to have been caused by (i) the Bank's willful misconduct or gross negligence in determining whether documents presented under the Letter of Credit comply with the terms of the Letter of Credit or (ii) the Bank's willful failure to pay under the Letter of Credit after the presentation to it by the Trustee (or a successor trustee under the Indenture to whom the Letter of Credit has been transferred in accordance with its terms) of a sight draft and certificate strictly complying with the terms and conditions of the Letter of Credit. In furtherance and not in limitation of the foregoing, the Bank may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary.

     Section 9.08 Costs, Expenses and Taxes. The Borrower agrees to pay on demand all reasonable out-of-pocket costs and expenses in connection with the preparation, execution, delivery, and administration of this Reimbursement Agreement and any other documents which may be delivered in connection with this Reimbursement Agreement, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Bank with respect to advising the Bank as to its rights and responsibilities under this Reimbursement Agreement and the Related Documents; taxes, insurance costs or expenses advanced by the Bank on the Borrower's behalf in its sole discretion; and all reasonable out-of-pocket costs and expenses, if any, in connection with the enforcement of this Reimbursement Agreement, the Related Documents and such other documents which may be delivered in connection with this Reimbursement Agreement. In addition, the Borrower shall pay any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of this Reimbursement Agreement and such other documents, and agree to save the Bank harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees.

     Section 9.09 Participation. The Bank may enter into participation agreements with other banks providing for their participation in the payments made by the Bank under the Letter of Credit. Such participation shall not affect the Bank's obligations under the Letter of Credit. The Borrower hereby consents to such participation. The Borrower further agrees that to the extent that any such other bank so participates, the Borrower shall have in respect of such other participating bank all the concomitant duties and obligations set forth in this Agreement as if such duties and obligations ran directly to such other participating bank had signed this Agreement, save that all payments by the Borrower in respect of such duties and obligations shall be made to the Bank so long as no Event of Default exists under this Agreement and if such an Event of Default exists, such payments shall be made to the Bank. Such participation shall not expand the obligations of the Borrower beyond those which the Borrower expressly assumes in the Loan Agreement and this Reimbursement Agreement.

     Section 9.10 Severability. Any provision of this Reimbursement Agreement unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or non-authorization without invalidating the remaining provisions hereof or affecting the validity, enforceability or legality of such provision in any other jurisdiction.

     Section 9.11 Governing Law; Jury Trial Waiver; Venue. This Reimbursement Agreement shall be governed by, and construed in accordance with, the laws of the State of Illinois.

     THE BORROWER HEREBY IRREVOCABLY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING (I) TO ENFORCE OR DEFEND ANY RIGHTS UNDER OR IN CONNECTION WITH THIS REIMBURSEMENT AGREEMENT, THE RELATED DOCUMENTS OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH, OR (II) ARISING FROM ANY DISPUTE OR CONTROVERSY IN CONNECTION WITH OR RELATED TO THIS REIMBURSEMENT AGREEMENT, THE RELATED DOCUMENTS OR ANY SUCH AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT, AND AGREES THAT ANY SUCH ACTION OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. THE BORROWER IRREVOCABLY AGREES THAT, SUBJECT TO THE BANK'S SOLE AND ABSOLUTE ELECTION, ANY ACTION OR PROCEEDING IN ANY WAY, MANNER OR RESPECT ARISING OUT OF THIS REIMBURSEMENT AGREEMENT, THE RELATED DOCUMENTS OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH, OR ARISING FROM ANY DISPUTE OR, CONTROVERSY ARISING IN CONNECTION WITH OR RELATED TO THIS REIMBURSEMENT AGREEMENT, THE RELATED DOCUMENTS OR ANY SUCH AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT SHALL BE LITIGATED ONLY IN THE COURTS HAVING SITES WITHIN THE CITY OF CHICAGO, ILLINOIS, AND THE BORROWER HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT LOCATED WITHIN SUCH CITY AND STATE. THE BORROWER HEREBY WAIVES ANY RIGHT IT MAY HAVE TO TRANSFER OR CHANGE THE VENUE OF ANY LITIGATION BROUGHT AGAINST IT BY THE BANK IN ACCORDANCE WITH THIS SECTION.

     Section 9.12 Headings. Section headings in this Reimbursement Agreement are included herein for convenience of reference only and shall not constitute a part of this Reimbursement Agreement for any other purpose.

     Section 9.13 Counterparts. This Reimbursement Agreement may be executed in counterparts, each of which shall constitute an original but all taken together to constitute one instrument.

     Section 9.14 Entire Agreement. This Reimbursement Agreement constitutes the entire understanding of the parties with respect to the subject matter thereof and any prior agreements, whether written or oral, with respect thereto are superseded hereby.

     Section 9.15 Terms of Other Agreements Not Superseded. Nothing contained herein shall be deemed or construed to permit any act or omission which is prohibited by the terms of the Other Agreements, the covenants and agreements contained herein being in addition to and not in substitution for the covenants and agreements contained in the Other Agreements.

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties hereto have caused this Reimbursement Agreement to be duly executed and delivered by their respective officers hereunto duly authorized as of the date first above written.

                        CFC INTERNATIONAL, INC.


                        By:
                            ---------------------------------------------------
                            Name:  Roger F. Hruby
                            Title:    Chairman and
                                      Chief Executive Officer


                        LASALLE BANK NATIONAL ASSOCIATION



                        By:
                            ---------------------------------------------------
                            Name:  Michael Kohnen
                            Title:  Vice President

                                    EXHIBIT A
                          Legal Description of Premises

Property Address:       385 Joe Orr Road, Chicago Heights, Cook County, Illinois

Permanent Index No.:    32-16-203-015-0000

THOSE PARTS OF THE SOUTHEAST 1/4 OF THE NORTHEAST 1/4 OF SECTION 16, TOWNSHIP 35 NORTH, RANGE 14, EAST OF THE THIRD PRINCIPAL MERIDIAN, DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT IN THE EAST AND WEST CENTERLINE OF SECTION 16, TOWNSHIP 35 NORTH, RANGE 14, EAST OF THE THIRD PRINCIPAL MERIDIAN, IN CITY OF CHICAGO HEIGHTS, COOK COUNTY, ILLINOIS, A DISTANCE OF 607.73 FEET WESTWARDLY, MEASURED ALONG SAID EAST AND WEST CENTER LINE FROM THE SOUTHEAST CORNER OF THE NORTHEAST 1/4 OF SAID SECTION 16; THENCE CONTINUING WESTWARDLY ALONG SAID EAST AND WEST CENTER LINE, A DISTANCE OF 387.00 FEET; THENCE NORTHWARDLY PARALLEL WITH THE EAST LINE OF SAID SECTION 16, A DISTANCE OF 553.30 FEET; THENCE EASTWARDLY PARALLEL WITH SAID EAST AND WEST CENTER LINE, A DISTANCE OF 527.50 FEET; THENCE SOUTHWARDLY PARALLEL WITH THE EAST LINE OF SAID SECTION 16, A DISTANCE OF 230.30 FEET; THENCE WESTWARDLY PARALLEL WITH SAID EAST AND WEST CENTER LINE, A DISTANCE OF 48.50 FEET; THENCE SOUTHWARDLY PARALLEL WITH THE EAST LINE OF SAID SECTION 16, A DISTANCE OF 161.00 FEET; THENCE WESTWARDLY PARALLEL WITH SAID EAST AND WEST CENTER LINE, A DISTANCE OF 92.00 FEET; THENCE SOUTHWARDLY PARALLEL WITH THE EAST LINE OF SAID SECTION 16, A DISTANCE OF 162.00 FEET TO THE POINT OF BEGINNING; (EXCEPT THAT PART DESCRIBED AS FOLLOWS:

COMMENCING AT A POINT IN THE EAST AND WEST CENTERLINE OF SECTION 16, A DISTANCE OF 607.73 FEET WESTWARDLY, MEASURED ALONG SAID EAST AND WEST CENTER LINE FROM THE SOUTHEAST CORNER OF THE NORTHEAST 1/4 OF SAID SECTION 16; THENCE NORTHWARDLY PARALLEL WITH THE EAST LINE OF SAID SECTION 16, A DISTANCE OF 162.00 FEET; THENCE EASTWARDLY PARALLEL WITH SAID EAST AND WEST CENTER LINE, A DISTANCE OF
92.00 FEET; THENCE NORTHWARDLY PARALLEL WITH THE EAST LINE OF SAID SECTION 16, A DISTANCE OF 161.00 FEET TO THE POINT OF BEGINNING OF THE HEREINAFTER DESCRIBED PARCEL OF LAND; THENCE EASTWARDLY PARALLEL WITH SAID EAST AND WEST CENTER LINE, A DISTANCE OF 48.50 FEET; THENCE NORTHWARDLY PARALLEL WITH THE EAST LINE OF SAID
SECTION 16, A DISTANCE OF 230.30 FEET; THENCE WESTWARDLY PARALLEL WITH THE EAST AND WEST CENTER LINE, A DISTANCE OF 48.50 FEET; THENCE SOUTHWARDLY PARALLEL WITH THE EAST LINE OF SAID SECTION 16, A DISTANCE OF 230.30 FEET TO THE POINT OF BEGINNING), ALL IN COOK COUNTY, ILLINOIS.

                                    EXHIBIT B
                               Prepayment Schedule

          Annual Principal Amortization          Redemption Date
          -----------------------------          ---------------

                   $100,000.00                     July 1, 2005
                   $100,000.00                     July 1, 2006
                   $100,000.00                     July 1, 2007
                   $100,000.00                     July 1, 2008
                   $100,000.00                     July 1, 2009
                   $100,000.00                     July 1, 2010
                   $100,000.00                     July 1, 2011
                   $100,000.00                     July 1, 2012
                   $100,000.00                     July 1, 2013
                   $100,000.00                     July 1, 2014
                   $100,000.00                     July 1, 2015
                   $100,000.00                     July 1, 2016
                   $100,000.00                     July 1, 2017
                   $100,000.00                     July 1, 2018
                   $100,000.00                     July 1, 2019
                   $100,000.00                     July 1, 2020
                   $100,000.00                     July 1, 2021
                   $100,000.00                     July 1, 2022
                   $100,000.00                     July 1, 2023
                   $100,000.00                     July 1, 2024

                                    EXHIBIT C
                Amended and Restated Loan and Security Agreement

                           WAIVER AND THIRD AMENDMENT
               TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT


     This WAIVER AND THIRD AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT dated as of July ___, 2004 (the "Third Amendment"), is entered into by and between CFC INTERNATIONAL, INC., a Delaware corporation (the "Borrower"), whose address is 500 State Street, Chicago Heights, Illinois 60441 and LASALLE BANK NATIONAL ASSOCIATION, a national banking association (the "Bank"), whose address is 135 South LaSalle Street, Chicago, Illinois 60603.

                                R E C I T A L S:

     A. The Borrower and the Bank entered into that certain Amended and Restated Loan and Security Agreement dated as of May 17, 2001, as modified and amended by that certain (i) First Amendment to Amended and Restated Loan and Security Agreement dated as of January 31, 2003, and (ii) Second Amendment to Amended and Restated Loan and Security Agreement dated as of December 24, 2003 (collectively, the "Loan Agreement"), pursuant to which the Bank has made to the Borrower (i) a Revolving Loan evidenced by that certain Amended and Restated Revolving Note dated as of January 31, 2003 in the maximum principal amount of Five Million Five Hundred Thousand and 00/100 Dollars ($5,500,000.00) (the
"Revolving Note"), (ii) a Term Loan evidenced by that certain Amended and Restated Term Note dated as of January 31, 2003 in the principal amount of Two Million Four Hundred Sixty Three Thousand Nine Hundred Eighty Six and 94/100 Dollars ($2,463,986.94) (the "Term Note"), (iii) a Second Term Loan evidenced by that certain Amended and Restated Second Term Note dated as of January 31, 2003 in the principal amount of Five Million Seven Hundred Seventy Three Thousand Three Hundred Thirty Six and 00/100 Dollars ($5,773,336.00) (the "Second Term Note") and (iv) a Capex Loan evidenced by that certain Capex Loan Note dated as of December 24, 2003 in the principal amount of Two Million and 00/100 Dollars ($2,000,000.00) (the "Capex Loan Note") each executed by the Borrower and made payable to the order of the Bank.

     B. At the present time the Borrower requests,  and the Bank is agreeable to
(i) an extension of the Revolving Loan Maturity Date, (ii) an increase in the maximum principal amount of the Revolving Loan Commitment and (iii) the Bank's waiver of a violation by the Borrower of the profitability covenant set forth in
Section 8.3 of the Loan Agreement, pursuant to the terms and conditions hereinafter set forth.

     NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Borrower and the Bank hereby agree as follows:

                              A G R E E M E N T S:

     1. RECITALS. The foregoing Recitals are hereby made a part of this Third Amendment.

     2.   DEFINITIONS.   Capitalized  words  and  phrases  used  herein  without
definition shall have the respective meanings ascribed to such words and phrases in the Loan Agreement.

     3. AMENDMENTS TO THE LOAN AGREEMENT.

          3.1 Reimbursement Agreement Definitions.

     (a) The following new definitions are hereby added to Section 1.1 of the Loan Agreement in alphabetical order as follows:

          " "IRB 1996 Reimbursement Agreement" shall mean that certain Reimbursement Agreement dated as of June 1, 1996, between Borrower and Bank, pursuant to which Bank agreed to issue an irrevocable direct pay letter of credit in favor of LaSalle Bank National Association (f/k/a LaSalle National Bank), as trustee for the bondholders under the Indenture of Trust dated as of June 1, 1996 between the Illinois Finance Authority (f/k/a the Illinois Development Finance Authority) and such trustee in the amount of $4,064,253, as heretofore or hereafter amended, restated, modified or supplemented from time to time."

          " "IRB 2004 Reimbursement Agreement" shall mean that certain Reimbursement Agreement dated as of July 1, 2004, between Borrower and Bank, pursuant to which Bank agreed to issue an irrevocable direct pay letter of credit in favor of LaSalle Bank National Association, as trustee for the bondholders under the Indenture of Trust dated as of July 1, 2004 between the Illinois Finance Authority and such trustee, in the amount of $2,023,014.00, as heretofore or hereafter amended, restated, modified or supplemented from time to time."

     (b) The definition of "IRB Reimbursement Agreement" is hereby deleted in its entirety and replaced with the following new definition:

          " "IRB Reimbursement Agreements" shall mean each of and together the IRB 1996 Reimbursement Agreement and the IRB 2004 Reimbursement Agreement."

and each occurrence of the term "IRB Reimbursement Agreement" occurring in the Loan Agreement is hereby replaced with the term "IRB Reimbursement Agreements" as defined above.

     3.2  Revolving  Loan   Commitment.   The  definition  of  "Revolving   Loan
Commitment" in Section 1.1 of the Loan Agreement is hereby amended in its entirety to read as follows:

          " "Revolving Loan Commitment" shall mean Eight Million and 00/100 Dollars ($8,000,000.00)."

     3.3 Revolving Loan Maturity Date. The definition of "Revolving Loan Maturity Date" in Section 1.1 of the Loan Agreement is hereby amended in its entirety to read as follows:

          " "Revolving Loan Maturity Date" shall mean April 1, 2006, unless extended by the Bank pursuant to any modification, extension or renewal note executed by the Borrower and accepted by the Bank in its sole and absolute discretion in substitution for the Revolving Note."

     3.4 Revolving Note. All references in the Loan Agreement to the Revolving Note shall be deemed to be references to the Replacement Revolving Note in the form of Exhibit A attached hereto and made a part hereof (the "Replacement Revolving Note").

     4. WAIVER OF DEFAULTED COVENANT. The Borrower has informed the Bank that the Borrower's Net Income for the fiscal period ending December 31, 2003 was less than the required One Thousand and 00/100 Dollars ($1,000.00) set forth in
Section 8.3 of the Loan Agreement, and as such the Borrower failed to comply with the profitability covenant set forth in said Section 8.3 for such period (the "Defaulted Covenant"). The Borrower agrees and acknowledges that, as a result of the occurrence of such Defaulted Covenant, an Event of Default has occurred and is continuing under Section 9.3 of the Loan Agreement. The Borrower has therefore requested that the Bank waive compliance by the Borrower with the Defaulted Covenant for the fiscal period ending December 31, 2003, as well as the resulting Event of Default.

     The Bank hereby waives: (a) compliance by the Borrower with the Defaulted Covenant for the fiscal period ending December 31, 2003, (b) the Event of Default occurring by reason of the Borrower's failure to comply with the Defaulted Covenant solely for the fiscal period ending December 31, 2003, and
(c) the Bank's remedies under the Loan Agreement with respect to the Defaulted Covenant and the subsequent Event of Default. This waiver shall be narrowly construed and shall neither extend to any other violations under, or default of, the Loan Agreement, including but not limited to, a violation of the profitability covenant for any future period of time, nor shall this waiver prejudice any rights or remedies which the Bank may have or be entitled to with respect to such future violations or defaults.

     5. REaffirmation of security agreements. The Borrower hereby expressly reaffirms, assumes and binds itself in all respects to all of the obligations, liabilities, duties, covenants, terms and conditions that are contained in the following agreements (collectively, the "Security Agreements") and agrees that all obligations and liabilities under the Security Agreements shall continue in full force and effect and shall not be discharged, limited, impaired or affected in any manner whatsoever by this Third Amendment: (i) that certain Security Agreement and Mortgage-Trademarks and Patents, dated as of May 17, 2001 between the Bank and the Borrower, (ii) that certain Security Interest Agreement (Trademarks), dated as of May 17, 2001 between the Bank and the Borrower and recorded with the United States Trademark Office on Reel No. 2315 beginning at Frame No. 0995; and (iii) that certain Security Interest Agreement (Patents), dated as of May 17, 2001 between the Bank and the Borrower.

     6. REPRESENTATIONS AND WARRANTIES. To induce the Bank to enter into this Third Amendment, the Borrower hereby certifies, represents and warrants to the Bank that:

     6.1 Organization. The Borrower is a corporation duly organized, existing and in good standing under the laws of the State of Delaware, with full and adequate corporate power to carry on and conduct its business as presently conducted. The Borrower is duly licensed or qualified in all foreign jurisdictions wherein the nature of its activities require such qualification or licensing. The certificate of incorporation and bylaws of the Borrower have not been changed or amended since the most recent date that certified copies thereof were delivered to the Bank. The Borrower's state issued organizational identification number is 2088730. The exact legal name of the Borrower is as set forth in the preamble of this Third Amendment, and the Borrower currently does not conduct, nor has it during the last five (5) years conducted, business under any other name or trade name. The Borrower will not change its name, its organizational identification number, if it has one, its type of organization, its jurisdiction of organization or other legal structure.

     6.2 Authorization. The Borrower is duly authorized to execute and deliver this Third Amendment and is and will continue to be duly authorized to borrow monies under the Loan Agreement, as amended hereby, and to perform its obligations under the Loan Agreement, as amended hereby.

     6.3 No Conflicts. The execution and delivery of this Third Amendment and the performance by the Borrower of its obligations under the Loan Agreement, as amended hereby, do not and will not conflict with any provision of law or of the certificate of incorporation or bylaws of the Borrower or of any agreement binding upon the Borrower.

     6.4 Validity and Binding Effect. The Loan Agreement, as amended hereby, is a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity limiting the availability of equitable remedies.

     6.5 Compliance with Loan Agreement. The representation and warranties set forth in Section 5 of the Loan Agreement, as amended hereby, are true and correct with the same effect as if such representations and warranties had been made on the date hereof, with the exception that all references to the financial statements shall mean the financial statements most recently delivered to the Bank and except for such changes as are specifically permitted under the Loan Agreement. In addition, except for the Defaulted Covenant, the Borrower has complied with and is in compliance with all of the covenants set forth in the Loan Agreement, as amended hereby, including, but not limited to, those set forth in Section 6, Section 7 and Section 8 thereof.

     6.6 No Event of Default. As of the date hereof and except for the Event of Default occurring as a result of the Defaulted Covenant, no Event of Default under Section 9 of the Loan Agreement, as amended hereby, or event or condition which, with the giving of notice or the passage of time, or both, would constitute an Event of Default, has occurred or is continuing.

     7. CONDITIONS PRECEDENT. This Third Amendment shall become effective as of the date above first written after receipt by the Bank of the following documents:

     7.1 Third Amendment. This Third Amendment executed by the Borrower and the Bank.

     7.2 Replacement Revolving Note. A Replacement Revolving Note dated as of July __, 2004 in the maximum principal amount of Eight Million and 00/100 Dollars ($8,000,000.00), executed by the Borrower and made payable to the order of the Bank, in the form of Exhibit A attached hereto.

     7.3 Amendment to Mortgage. An Amendment to the Mortgage in form and substance acceptable to the Bank duly executed by the Borrower, a date down endorsement to the title insurance policy in favor of the Bank relating to the Premises and all documents or items required by the title insurance company issuing such date down endorsement in connection therewith.

     7.4  IRB  1996  Reimbursement  Agreement.  An  Amendment  to the  IRB  1996
Reimbursement Agreement in form and substance acceptable to the Bank duly executed by the Borrower.

     7.5 Resolutions. A certified copy of resolutions of the Board of Directors and/or shareholders of the Borrower authorizing the execution, delivery and performance of this Third Amendment and the related loan documents.

     7.6 Other Documents. Such other documents, certificates and/or opinions of counsel as the Bank may request.


     8. GENERAL.

     8.1 Governing Law; Severability. This Third Amendment shall be construed in accordance with and governed by the laws of Illinois. Wherever possible each provision of the Loan Agreement and this Third Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Loan Agreement and this Third Amendment shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of the Loan Agreement and this Third Amendment.

     8.2 Successors and Assigns. This Third Amendment shall be binding upon the Borrower and the Bank and their respective successors and assigns, and shall inure to the benefit of the Borrower and the Bank and the successors and assigns of the Bank.

     8.3 Continuing Force and Effect of Loan Documents. Except as specifically modified or amended by the terms of this Third Amendment, all other terms and provisions of the Loan Agreement and the other Loan Documents are incorporated by reference herein, and in all respects, shall continue in full force and effect. The Borrower, by execution of this Third Amendment, hereby reaffirms, assumes and binds itself to all of the obligations, duties, rights, covenants, terms and conditions that are contained in the Loan Agreement and the other Loan Documents.

     8.4 References to Loan Agreement. Each reference in the Loan Agreement to "this Agreement", "hereunder", "hereof", or words of like import, and each reference to the Loan Agreement in any and all instruments or documents delivered in connection therewith, shall be deemed to refer to the Loan Agreement, as amended hereby.

     8.5 Expenses. The Borrower shall pay all costs and expenses in connection with the preparation of this Third Amendment and other related loan documents, including, without limitation, reasonable attorneys' fees and time charges of attorneys who may be employees of the Bank or any affiliate or parent of the Bank. The Borrower shall pay any and all stamp and other taxes, UCC search fees, filing fees and other costs and expenses in connection with the execution and delivery of this Third Amendment and the other instruments and documents to be delivered hereunder, and agrees to save the Bank harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such costs and expenses.

     8.6 Counterparts. This Third Amendment may be executed in any number of counterparts, all of which shall constitute one and the same agreement.

                            [SIGNATURE PAGES FOLLOW]

     IN WITNESS WHEREOF, the parties hereto have executed this Waiver and Third Amendment to Loan and Security Agreement as of the date first above written.

                            CFC INTERNATIONAL, INC.,
                             a Delaware corporation


                        By:
                            ---------------------------------------------------
                            Name:  Roger F. Hruby
                            Title:    Chairman and
                                      Chief Executive Officer


                        LASALLE BANK NATIONAL ASSOCIATION
                        a national banking association


                        By:
                            ---------------------------------------------------
                            Name:  Michael Kohnen
                            Title:  Vice President

                                    EXHIBIT A

                           Replacement Revolving Note

                           REPLACEMENT REVOLVING NOTE



$8,000,000.00                                     Date:  as of July ___, 2004
Chicago, Illinois                                 Due Date:  April 1, 2006


     FOR VALUE RECEIVED, CFC INTERNATIONAL, INC., a Delaware corporation (the "Borrower"), whose address is 500 State Street, Chicago Heights, Illinois 60441, promises to pay to the order of LASALLE BANK NATIONAL ASSOCIATION, a national banking association (hereinafter, together with any holder hereof, called the "Bank"), whose address is 135 South LaSalle Street, Chicago, Illinois 60603, on or before April 1, 2006 (the "Revolving Loan Maturity Date"), the lesser of (i) the principal sum of EIGHT MILLION and 00/100 DOLLARS ($8,000,000.00), or (ii) the aggregate principal amount of all Revolving Loans outstanding under and pursuant to that certain Amended and Restated Loan and Security Agreement dated as of May 17, 2001, executed by and between the Borrower and the Bank, as amended from time to time (as amended, supplemented or modified from time to time, the "Loan Agreement"), and made available by the Bank to the Borrower at the maturity or maturities and in the amount or amounts stated on the records of the Bank, together with interest (computed on the actual number of days elapsed on the basis of a 360-day year) on the aggregate principal amount of all Revolving Loans outstanding from time to time as provided in the Loan Agreement. Capitalized words and phrases not otherwise defined herein shall have the meanings assigned thereto in the Loan Agreement.

     This Revolving Note evidences the Revolving Loans, reimbursement obligations for Letters of Credit and other indebtedness incurred by the Borrower under and pursuant to the Loan Agreement, to which reference is hereby made for a statement of the terms and conditions under which the Revolving Loan Maturity Date or any payment hereon may be accelerated. The holder of this Revolving Note is entitled to all of the benefits and security provided for in the Loan Agreement. All Revolving Loans shall be repaid by the Borrower on the Revolving Loan Maturity Date, unless payable sooner pursuant to the provisions of the Loan Agreement.

     Principal and interest shall be paid to the Bank at its address set forth above, or at such other place as the holder of this Revolving Note shall designate in writing to the Borrower. Each Revolving Loan made, and all Letters of Credit issued by, the Bank, and all payments on account of the principal and interest thereof shall be recorded on the books and records of the Bank and the principal balance as shown on such books and records, or any copy thereof certified by an officer of the Bank, shall be rebuttably presumptive evidence of the principal amount owing hereunder.

     Except for such notices as may be required under the terms of the Loan Agreement, the Borrower waives presentment, demand, notice, protest, and all other demands, or notices, in connection with the delivery, acceptance, performance, default, or enforcement of this Revolving Note, and assents to any extension or postponement of the time of payment or any other indulgence.

     This Revolving Note constitutes a renewal and restatement of, and replacement and substitution for, that certain Amended and Restated Revolving
Note in the amount of Five Million Five Hundred Thousand and 00/100 Dollars dated as of January 31, 2003 (the "Prior Note"). The indebtedness evidenced by the Prior Note is continuing indebtedness evidenced hereby, and nothing herein shall be deemed to constitute a payment, settlement or novation of the Prior Note, or to release or otherwise adversely affect any lien, mortgage or security interest securing such indebtedness or any rights of the Bank against any guarantor, surety or other party primarily or secondarily liable for such indebtedness.

     The Revolving Loans and the reimbursement obligations for Letters of Credit issued under the Loan Agreement evidenced hereby have been made and/or issued and this Revolving Note has been delivered at the Bank's main office set forth above. This Revolving Note shall be governed and construed in accordance with the laws of the State of Illinois, in which state it shall be performed, and shall be binding upon the Borrower, and its legal representatives, successors, and assigns. Wherever possible, each provision of the Loan Agreement and this Revolving Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Loan Agreement or this Revolving Note shall be prohibited by or be invalid under such law, such provision shall be severable, and be ineffective to the extent of such prohibition or invalidity, without invalidating the remaining provisions of the Loan Agreement or this Revolving Note. The term "Borrower" as used herein shall mean all parties signing this Revolving Note, and each one of them, and all such parties, their respective successors and assigns, shall be jointly and severally obligated hereunder.

     IN WITNESS WHEREOF, the Borrower has executed this Replacement Revolving Note as of the date set forth above.

                               CFC INTERNATIONAL, INC.,
                               a Delaware corporation


                               By:      ________________________________
                               Name:    ________________________________
                               Title:   ________________________________